SWING-N-SLIDE CORP.

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints TERENCE S. MALONE and RICHARD E. RUEGGER, and each of them, his or her true and lawful attorneys-in-fact and agents, each with the full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the following registration statements under the Securities Act of 1933, as amended, filed or to be filed by Swing-N-Slide Corp., a Delaware corporation (the "Company"): (i) Registration Statement on Form S-2 with respect to the offering by the Company of up to 625,000 shares of its common stock, (ii) Registration Statement on Form S-2 with respect to the offering by the Company of $3,333,333.00 of ten percent convertible subordinate ventures, and (iii) Registration Statement on Form S-8 with respect to the registration of shares issuable pursuant to the Company's 1996 Incentive Stock Program; and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or their or his substitutes, may do or cause to be done by virtue thereof.

             The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein.

             Dated this 5th day of September, 1997.

                                 /s/
                                 _________________________________________
                                 Terence S. Malone
                                 Director and Chief Executive Officer

                                 /s/
                                 _________________________________________
                                 Richard E. Ruegger
                                 Vice President - Finance, Chief Financial
                                 Officer, Secretary and Treasurer (Principal
                                 Financial and Accounting Officer)

                                 /s/
                                 _________________________________________
                                 David S. Evans
                                 Director


                                 /s/
                                 _________________________________________
                                 George N. Herrera
                                 Director

                                 /s/
                                 _________________________________________
                                 Timothy R. Kelleher
                                 Director

                                 /s/
                                 _________________________________________
                                 Gary A. Massel
                                 Director

                                 /s/
                                 _________________________________________
                                 Caroline L. Williams
                                 Director